UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 6, 2008
RHI ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34102	36-4614616

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1325 Avenue of Americas, 21st Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 977-9001
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.
     On November 6, 2008, RHI Entertainment, Inc. issued a press release announcing its financial results for the nine months ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1
     The information contained herein, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Exhibits.

The exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

Exhibit No.	Document Description
99.1	Press Release issued by RHI Entertainment, Inc. dated November 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHI ENTERTAINMENT, INC.
(Registrant)

Date November 6, 2008
	By:	/s/ William J. Aliber
	Name:	William J. Aliber
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release of RHI Entertainment, Inc. dated November 6, 2008